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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 15, 1999 in the Registration Statement (Form S-1) and related Prospectus of ISS Group, Inc. dated January 29, 1999.


                                                           /s/ Ernst & Young LLP


Atlanta, Georgia
January 29, 1999